                         Combined Financial Statements

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                          Year ended December 31, 1994
                      with Report of Independent Auditors

                         OAKWOOD KIDNEY CENTER P.C. AND
                          WYANDOTTE KIDNEY CENTER P.C.


                         COMBINED FINANCIAL STATEMENTS

                          Year ended December 31, 1994


                                    CONTENTS

Report of Independent Auditors..............................................1

Financial Statements

Combined Balance Sheet......................................................2
Combined Statement of Operations............................................3
Combined Statement of Stockholders' Equity..................................4
Combined Statement of Cash Flows............................................5
Notes to Combined Financial Statements......................................6

[ERNST & YOUNG LETTERHEAD]



                         Report of Independent Auditors


The Board of Directors
Oakwood Kidney Center P.C. and
Wyandotte Kidney Center P.C.

We have audited the accompanying combined balance sheet of Oakwood Kidney Center P.C. and Wyandotte Kidney Center P.C. as of December 31, 1994, and the related combined statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Oakwood
Kidney Center P.C. and Wyandotte Kidney Center P.C. at December 31, 1994, and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                         ERNEST & YOUNG, LLP


July 14, 1995         4
                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                             Combined Balance Sheet

                               December 31, 1994


ASSETS
Current assets:
  Cash                                                               $   28,314
  Trade accounts receivable, net of allowance for doubtful accounts
    of $95,222                                                        1,523,579
  Receivables from shareholder and affiliates                            95,496
  Inventories                                                            74,300
  Prepaid expenses                                                       52,698
  Other receivables                                                       2,218
                                                                     ----------
Total current assets                                                  1,776,605

Property under capital leases with affiliates, less accumulated
  amortization of $512,343                                              744,483
                                                                     ----------
Total assets                                                         $2,521,088
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $   93,267
  Accrued expenses                                                      125,778
  Current obligations under capital leases with affiliates              247,144
  Note payable to affiliate                                             100,000
  Lines of credit                                                       415,059
                                                                     ----------
Total current liabilities                                               981,248

Noncurrent obligations under capital leases with affiliates             548,224
                                                                     ----------
Total liabilities                                                     1,529,472

Contingencies and Commitments (Note 6)

Stockholders' equity:
  Common stock, at stated value                                          10,000

  Retained earnings                                                     981,616
                                                                     ----------
Total stockholders' equity                                              991,616
                                                                     ----------
Total liabilities and stockholders' equity                           $2,521,088
                                                                     ==========

See accompanying notes.

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                        Combined Statement of Operations

                          Year ended December 31, 1994

Revenues:
  Net patient service revenue                                        $6,709,367
  Other                                                                  17,648
                                                                     ----------
Total revenue                                                         6,727,015

Costs and expenses:
  Professional care of patients                                       4,296,380
  General and administrative                                          1,482,359
  Provision for uncollectible amounts                                   464,541
  Depreciation and amortization                                         231,158
  Interest                                                              111,291
                                                                     ----------
Total costs and expenses                                              6,585,729
                                                                     ----------
Net income                                                           $  141,286
                                                                     ==========

See accompanying notes.

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                   Combined Statement of Stockholders' Equity

                                                   COMMON   RETAINED
                                                    STOCK   EARNINGS    TOTAL
                                                   ------   --------    -----
Balance at January 1, 1994                        $10,000   $920,330   $930,330
  Distributions to stockholders                        --    (80,000)   (80,000)
  Net income                                           --    141,286    141,286
                                                  -------   --------   --------
Balance at December 31, 1994                      $10,000   $981,616   $991,616
                                                  =======   ========   ========

See accompanying notes.

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                        Combined Statement of Cash Flows

                          Year ended December 31, 1994

OPERATING ACTIVITIES
Net income                                                                     $141,286
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                 231,158
  Changes in assets and liabilities:
    Increase in accounts receivable, trade                                     (499,829)
    Decrease in other receivables and receivables from affiliates                82,935
    Increase in inventories                                                     (29,968)
    Increase in prepaid expenses                                                (15,450)
    Decrease in accounts payable & accrued expenses                              (6,951)
    Increase in accrued wages                                                    89,972
                                                                                --------
Net cash provided by operating activities                                        (6,847)

FINANCING ACTIVITIES
Payments under capital lease arrangements                                      (208,853)
Proceeds from line of credit                                                    165,059
Proceeds from note payable                                                      100,000
Distributions to partners                                                       (80,000)
                                                                               --------
Net cash provided by financing activities                                       (23,794)
                                                                               --------

Decrease in cash                                                                (30,641)
Cash at beginning of year                                                        58,955
                                                                               --------
Cash at end of year                                                            $ 28,314
                                                                               ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for interest                                         $111,291
                                                                               ========

NONCASH TRANSACTIONS
Assets acquired under capital lease arrangements with affiliates               $557,045
                                                                               ========


See accompanying notes.

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                     Notes to Combined Financial Statements

                               December 31, 1994

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Oakwood Kidney Center P.C. and Wyandotte Kidney Center P.C. are Michigan professional corporations under common control. Each company operates an out-patient dialysis center in Michigan, providing hemodialysis and ambulatory peritoneal dialysis for patients with kidney disease.

PRINCIPLES OF COMBINATION

The combined financial statements include the accounts of Oakwood Kidney Center P.C. and Wyandotte Kidney Center P.C. (collectively referred to as the Companies). The common stock of each Company is controlled by common stockholders. Intercompany accounts and transactions have been eliminated.

Common stock (all $1 par) information is as follows:

                                                SHARES
                                            OUTSTANDING AT       STATED VALUE AT
                              SHARES         DECEMBER 31,          DECEMBER 31,
   COMPANY                  AUTHORIZED           1994                  1994
--------------------------------------------------------------------------------
Oakwood Kidney Center         60,000           10,000                $10,000
Wyandotte Kidney Center       60,000               --                     --


Wyandotte Kidney Center has issued 15,000 shares of common stock under subscription arrangements with the shareholders. None of the receivables have been collected as of December 31, 1994.

INVENTORIES

Inventories consisting of medical drugs and supplies are stated at the lower of cost or market with cost determined by use of the specific identification method.

                         OAKWOOD KIDNEY CENTER P.C. AND
                          WYANDOTTE KIDNEY CENTER P.C.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               December 31, 1994


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY UNDER CAPITAL LEASES

Leased equipment, consisting primarily of dialysis and related equipment, is stated at the lesser of the fair value of the leased property or the present value of the minimum lease payments, less accumulated depreciation. Depreciation is provided over the term of the lease using the straight-line method. Maintenance and repairs are charged to operations as incurred.

NET PATIENT SERVICE REVENUE

Net patient service revenue is reported using the accrual basis of accounting at the estimated net realizable amounts from patients, third party payors and others for services rendered. Approximately 80% of net patient service revenues have been earned under the terms of the Medicare Prospective Payment System. Remaining net revenues are reimbursable by commercial payors, Medicaid and other third-party payors.

INCOME TAXES

The Companies, with the consent their stockholders, have elected to have their income taxed under Section 1362 of the Internal Revenue Code provisions. These rules provide that, in lieu of corporate income tax, the Companies' taxable income is passed through to the stockholders of the Companies and taxed at the individual level. Accordingly, no provision or liability for federal income tax has been reflected in the combined financial statements.

2.  NOTE PAYABLE

Note payable consists of the following at December 31, 1994:

    Unsecured note payable to CTA Investment Group, a related
      party, interest at 7.5%, no minimum monthly payment. All
      unpaid interest and principal due by December 31, 1995      $100,000
                                                                  ========

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                     Notes to Combined Financial Statements

                               December 31, 1994


3.  LINES OF CREDIT

Lines of credit comprise the following at December 31, 1994:

    Line of credit with National Bank of Detroit, ("NBD")
      maximum amount of $500,000, renewable annually,
      collateralized by accounts receivable and all other
      assets of Oakwood Kidney Center, interest rate at 1/2%
      over prime (9.0% at December 31, 1994), interest only
      payments due on the 15th of each month.                    $130,059

    Line of credit with NBD, maximum amount of $500,000,
      renewable annually, collateralized by accounts re-
      ceivable and all other assets of Wyandotte Kidney
      Center, interest rate at 3/4% over prime (9.25% at
      December 31, 1994), interest only payments due on
      the 30th of each month.                                     285,000
                                                                 --------
                                                                 $415,059
                                                                 ========

Certain restrictions and covenants exist with respect to these lines of credit. The companies are in compliance with these restrictions and covenants at December 31, 1994.

4.  OBLIGATIONS UNDER CAPITAL LEASES

The Companies have acquired dialysis and related equipment under lease arrangements accounted for as capital leases in accordance with Statement of Financial Accounting Standards No. 13. The lessors are the Chilakapati Family Limited Partnership, Thavarajah Family Limited Partnership and CTA Investment Group, all of whom are

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                     Notes to Combined Financial Statements

                               December 31, 1994


4.  OBLIGATIONS UNDER CAPITAL LEASES (CONTINUED)

controlled by the stockholders'. The aggregated cost of the equipment is $976,950 and the related accumulated depreciation is $512,343 at December 31, 1994. Future minimum lease payments and the present value of the net minimum lease payments as of December 31, 1994 are as follows:


    Fiscal year
       1995                                                $329,400
       1996                                                 314,750
       1997                                                 153,600
       1998                                                 153,600
       1999                                                  25,600
                                                           --------
       Total                                                976,950
       Less amount representing interest                    181,582
                                                           --------
       Present value of net minimum lease payments         $795,368
                                                           ========



Depreciation expense related to leased equipment for the year ended December 31, 1994 was $231,158.

5.  COMMITMENTS

OPERATING LEASE COMMITMENTS

The Companies are obligated under various operating leases for office space. The office space is leased from the Chilakapati Family Limited Partnership, Thavarajah Family Limited Partnership and CTA Investment Group, all of whom are controlled by the stockholders'. Total lease expense incurred under these leases during 1994 was $419,745.

Future minimum lease payments under noncancelable operating leases having remaining terms in excess of one year as of December 31, 1994 are:



    1995                                                   $  505,640
    1996                                                      426,673
    1997                                                      267,540
    1998                                                      267,540
    1999                                                       22,295
                                                           ----------
                                                           $1,489,688
                                                           ==========

                          Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                     Notes To Combined Financial Statements

                               December 31, 1994


6.  RELATED PARTY TRANSACTIONS

In addition to the related party transactions involving capital and operating leases and note payable, the Companies entered into the following transactions with affiliated entities:

        - Receivables from shareholder and affiliated entities are comprised of the following at December 31, 1994:


                K. Thavarajah -- working capital loan, interest
                   only at 7.5%, due within one year              $69,257
                Thavarajah Family Limited Partnership              11,115
                Chilikapati Family Limited Partnership             11,115
                CTA Investment Group                                4,010
                                                                  -------
                                                                  $95,497
                                                                  =======

        - Included in professional care of patients expense is $64,344 of patient transportation expenses paid to a corporation controlled by a relative of a stockholder.

7.  MALPRACTICE INSURANCE

The Companies' practicing physicians/board members carry occurance basis malpractice insurance which provides coverage for all malpractice claims arising in either Oakwood Kidney Center or Wyandotte Kidney Center. This coverage is limited to $1,000,000 per incident an $3,000,000 in the aggregate.

8.  SUBSEQUENT EVENT

In a sale and purchase of assets agreement effective July 1, 1995, the stockholders agreed to sell certain assets, excluding accounts and notes receivable and cash on hand, to Vivra Incorporated ("Vivra"), the second largest provider of dialysis treatment in the United States. Vivra will assume certain contracts in place and only the obligation under the facilities lease. The sale price was $16,000,000 consisting of $10,000,000 in cash and $6,000,000 in common stock of Vivra. The terms of a "stock protection" clause dictate that Vivra will purchase the shares for $6,000,000 should the value of the shares decrease below $5,820,000 or increase above $6,180,000 within 30 days of the effective date.

                         Oakwood Kidney Center P.C. and
                          Wyandotte Kidney Center P.C.

                 Schedule II--Valuation and Qualifying Accounts


                               BALANCE AT   CHARGED TO
                               BEGINNING    COSTS AND     DEDUCTIONS    BALANCE AT
        DESCRIPTION            OF PERIOD     EXPENSES      DESCRIBE    END OF PERIOD
------------------------------------------------------------------------------------

Year ended December 31, 1994
  Allowance for uncollectible
    accounts                    $30,638      $464,541     $399,957(1)     $95,222



(1) Accounts written off, net of recoveries.